SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  May 31, 2023
Bankwell Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

258 Elm Street
New Canaan, Connecticut 06840
(203) 652-0166
(Address of Principal Executive Officers and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value per share	BWFG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matter to a Vote of Security Holders

On May 31, 2023, Bankwell Financial Group, Inc. (Nasdaq BWFG), (the "Company") held its Annual Meeting of Shareholders (the "Meeting"). Of the 7,843,438 shares of the Company's common stock outstanding as of the record date for the Meeting, 5,021,960 shares were present or represented by proxy at the Meeting.

The voting results from the Meeting were as follows:

1.Election of Directors for One-Year Terms (Proposal 1).
Director	For	Withheld
Gail E.D. Brathwaite	4,531,111 (90.96%)	450,418 (9.04%)
Eric J. Dale	4,179,140 (83.89%)	802,389 (16.11%)
Darryl M. Demos	4,538,206 (91.10%)	443,323 (8.90%)
Blake S. Drexler	4,523,461 (90.80%)	458,068 (9.20%)
Jeffery R. Dunne	4,571,911 (91.78%)	409,618 (8.22%)
James M. Garnett Jr.	4,580,954 (91.96%)	400,575 (8.04%)
Christopher R. Gruseke	4,486,030 (90.05%)	495,499 (9.95%)
Anahaita N. Kotval	4,568,383 (91.71%)	413,146 (8.29%)
Todd H. Lampert	4,260,212 (85.52%)	721,317 (14.48%)
Carl M. Porto	4,288,094 (86.08%)	693,435 (13.92%)
Lawrence B. Seidman	4,747,058 (95.29%)	234,471 (4.71%)

There were 40,431 broker non-votes on the Proposal.

2.Approval on an advisory (non-binding) proposal on the Company's executive compensation (Proposal 2).

For	4,057,870 (81.45%)
Against	531,288 (10.67%)
Abstain	392,371 (7.88%)

There were 40,431 broker non-votes on the Proposal.

3.To ratify the selection of RSM US LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023 (Proposal 3).

For	4,925,761 (98.09%)
Against	95,114 (1.89%)
Abstain	1,085 (0.02%)

There were no broker non-votes on the Proposal.

Accordingly, all Director nominees were elected, and the independent auditors were ratified. The advisory (non-binding) proposal on the Company's executive compensation was also approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

May 31, 2023	By: /s/ Courtney E. Sacchetti
Courtney E. Sacchetti
Executive Vice President
and Chief Financial Officer